UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 29, 2006
EPIX PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21863	04-3030815

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Maguire Road, Lexington, Massachusetts	02421

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (781) 761-7600
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On November 29, 2006, EPIX Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the results of a Phase 2a clinical trial of its EP-2104R contrast agent. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.
     This Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as explicitly set forth by specific reference in such filing.
Item 8.01 Other Events
     On November 29, 2006, the Company announced that the results from a Phase 2a clinical trial of its EP-2104R contrast agent demonstrated that EP-2104R was able to detect blood clots not previously seen on magnetic resonance imaging (“MRI”) and enhanced the images of clots previously seen on MRI. The trial was designed to evaluate the efficacy of EP-2104R as a potential contrast agent for use in MRI to detect acute thrombotic events.
     The Phase 2a trial was an open-label study designed to examine the imaging qualities of EP-2104R in a clinical setting. The Phase 2a trial included two studies with a total of 52 patients. The first study involved 14 patients in two cohorts: (i) six patients in a pulmonary embolism cohort; and (ii) eight patients in a deep vein thrombosis cohort. The second study included 38 patients in four cohorts: (i) 15 patients in a carotid artery cohort; (ii) eight patients in an atrial thrombus cohort; (iii) nine patients in a left ventricle cohort; and (iv) six patients in a thoracic aorta cohort. All patients underwent an initial reference exam to establish a diagnosis of the presence of thrombus, or a strong likelihood of the presence of thrombus. Patients were given a 4 µmol/kg bolus dose of EP-2104R and contrast imaging was performed within minutes. A second round of imaging was performed two to five hours following administration of EP-2104R and some of the study participants underwent a third imaging session 24 hours after receiving EP-2104R. Clots were visualized from two to 24 hours following administration of EP-2104R. Safety and tolerability of EP-2104R was also assessed, and EP-2104R was well tolerated.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits:

99.1	Press Release issued by the Company on November 29, 2006, furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIX PHARMACEUTICALS, INC.
Dated: November 29, 2006	By:	/s/ Kim Drapkin
		Name:	Kim Drapkin
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the registrant on November 29, 2006, furnished herewith.